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                             HARTFORD SELECT LEADERS
                             SEPARATE ACCOUNT THREE
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-35000

      SUPPLEMENT DATED AUGUST 29, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

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      SUPPLEMENT DATED AUGUST 29, 2003 TO THE PROSPECTUS DATED MAY 1, 2003


Effective upon the close of the New York Stock Exchange on October 15, 2003, The Universal Institutional Funds, Inc. - Active International Allocation Sub-Account is closed to new and subsequent Premium Payments and transfers of Contract Value.

The Board of Trustees of The Universal Institutional Funds, Inc. has approved the liquidation of the Active International Allocation Portfolio to take place on October 31, 2003. Upon completion of the liquidation, the Active International Allocation Sub-Account will no longer be available. As a result, on October 31, 2003 any Contract Value allocated to Active International Allocation Sub-Account will be transferred to the Morgan Stanley Select Dimensions Investment Series - Money Market Sub-Account.

If you are enrolled in any InvestEase(R), DCA or DCA Plus, or Asset Allocation with allocations directed to the Active International Allocation Sub-Account, your enrollment in these programs will end upon the close of the New York Stock Exchange on October 15, 2003, unless you change your Program enrollments prior to that date.

If you are enrolled in any Automatic Income Program with the Active International Allocation Sub-Account, upon the close of the New York Stock Exchange on October 31, 2003, your enrollment will automatically be updated to reflect the Money Market Sub-Account.

Effective October 31, 2003, all references to the Active International Allocation Sub-Account in the prospectus are deleted.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4795